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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report in this Form 10-K into Torch Offshore, Inc.'s previously filed Registration Statement on Form S-8 (Registration No. 333-62880).


                                      /s/ ARTHUR ANDERSEN LLP

New Orleans, Louisiana
March 29, 2002